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                                                                    EXHIBIT 99.9

                         CROWN CORK & SEAL FINANCE PLC

                             Officers' Certificate
                             ---------------------

     The undersigned, Alan W. Rutherford, the duly qualified and elected Managing Director of Crown Cork & Seal Finance PLC, a public limited company organized under the laws of England and Wales (the "Company"), and Craig R. L. Calle, the duly qualified and elected Director of the Company, pursuant to the authority granted by the Board of Directors of the Company on November 26 and December 11, 1996, in accordance with Section 3.01 of the Indenture, dated as of December 17, 1996, among the Company, Crown Cork & Seal Company, Inc., a Pennsylvania corporation, Crown Cork & Seal Finance S.A., a societe anonyme organized under the laws of the Republic of France, and The Bank of New York, as trustee (the "Indenture"), hereby certify as follows:

          1. The title of the Securities to be issued is the 7% Notes Due 2006 (the "Notes").

          2. The aggregate principal amount of Notes which may be authenticated and delivered under the Indenture is U.S. $300,000,000 (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, the Notes pursuant to Sections 3.04, 3.05, 3.06, 9.06 or
               11.07 of the Indenture).

          3.   The principal of the Notes shall be payable on December 15, 2006.

          4.   The Notes shall bear interest from December 17, 1996, their date
               of issue, at the annual rate of   7%.  Interest shall be payable
               semi-annually on December 15 and June 15 of each year, commencing June 15, 1997, to holders of record on the preceding December 1 or June 1, as the case may be.

          5. The place for payment of principal of and interest on the Notes and surrender for exchange of the Notes shall be as specified in the Notes.

          6. The Notes shall be subject to redemption at the option of the Company prior to maturity pursuant to Section 11.09 of the Indenture, at a rate equal to the Treasury Rate.

          7. The Company shall not be obligated to redeem or purchase the Notes pursuant to any sinking fund or at the option of the holder thereof.

          8.   The Notes shall be subject to the Events of Default set forth in
               Section 5.01 of the Indenture, to the covenants of the Company set forth in Article X of
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               the Indenture, and to the provisions of Section 10.12 of the
               Indenture.

          9. The Notes shall be entitled to the benefit of the Guarantees afforded by Article XIII of the Indenture.

          10. The Notes shall be issued in permanent and bearer form to The Bank of New York, as Bearer Security Depositary, in the form of two UK Global Securities (as defined in the Indenture and pursuant to Section 3.12 thereof) in the amount of $200,000,000 and $100,000,000, respectively, and without interest coupons. Beneficial interests in the Notes will trade in the Depository Trust Company's Same-Day Funds Settlement System. Upon the written instructions of the Company, the Bearer Security Depositary for such UK Global Security will surrender the UK Global Security in whole or in part for Securities in definitive form.

          11. The provisions of Section 4.01 relating to the satisfaction and discharge of Securities of any series shall apply to the Notes.

          Capitalized terms not otherwise defined herein shall have the meanings set forth in the Indenture.
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          IN WITNESS WHEREOF, I have affixed my signature hereto this 17th day of December, 1996.

                              /s/ Alan W. Rutherford
                              -----------------------------------------
                              Alan W. Rutherford
                              Managing Director


                              /s/ Craig R.L. Calle
                              -----------------------------------------
                              Craig R.L. Calle
                              Director